Exhibit 32

Certificate Pursuant to

            18 U.S.C. Sections 1350,
            As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of NetWolves Corporation (the "Company") on Form 10-QSB for the quarter ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Foote, Chief Executive Officer, President and Director, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 14, 2007

                              /s/ Scott Foote
                              -----------------------------------
                              Scott Foote
                              Chief Executive Officer, President and Director


Certificate Pursuant to

            18 U.S.C. Sections 1350,
            As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of NetWolves Corporation (the "Company") on Form 10-QSB for the quarter ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter
C. Castle, Chief Financial Officer, Vice President-Finance, Director, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 14, 2007

                              /s/ Peter C. Castle
                              -----------------------------------
                              Peter C. Castle
                              Chief Financial Officer, Vice President-Finance, Director, Treasurer and Secretary